Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-E

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                                         4/15/02


        Blended Coupon                                              4.8265%



        Excess Protection Level
          3 Month Average   7.16%
          June, 2001   6.37%
          May, 2001   7.23%
          April, 2001   7.87%


        Cash Yield                                  19.01%


        Investor Charge Offs                         5.67%


        Base Rate                                    6.97%


        Over 30 Day Delinquency                      4.78%


        Seller's Interest                            8.00%


        Total Payment Rate                          14.15%


        Total Principal Balance                     $57,876,901,808.74


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,631,211,247.25